UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14, 2001









                      D'ANGELO BRANDS, INC.
     (Exact name of registrant as specified in its charter)

Nevada                   000-29477               87-0636386
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
Organization)           File Number)    Identification No.)
pre-merger)


14 Brewster Court, Brampton, Ontario Canada              L6T 5B7
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

                         (905) 794-0335
       Registrant's telephone number, including area code

                        Playandwin, Inc.
                         7050 Weston Rd.
                 Vaughn, Ontario Canada L4L 8G7
(Former Name and/or Former Address, if Changed Since Last Report)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On November 15, 2001, D'Angelo incorporated a wholly-owned subsidiary named D'Angelo Acquisitions Inc., an Ontario corporation, which entered into a Share Exchange Agreement with D'Angelo Brands Ltd., an Ontario corporation. Pursuant to a Share Exchange Agreement (the "Agreement"), dated November 14, 2001,
D'Angelo Brands, Inc. (formerly D'Angelo, Inc.), a Nevada corporation (the "D'Angelo"), acquired 100% of the outstanding shares of common stock ("Common Stock") of D'Angelo Brands Ltd., for a total of 36,000,000 Exchangeable Shares.

Stewart Garner has resigned as President of D'Angelo and Frank D'Angelo, the current President of D'Angelo Brands Ltd., has been appointed the new President in his place. Of the previous directors of D'Angelo, Douglas McFadden has resigned while Mr. Garner will remain on the board. Frank D'Angelo, Giuseppe D'Angelo, T. Hurdman and Patricia Domi, have now joined the board of directors.

Settlement Agreement

On November 15, 2001, D'Angelo, Inc. entered into a Settlement Agreement with Stewart Garner, its former President. Under the terms of the Agreement, D'Angelo, Inc. is to pay Mr. Garner the sum of $70,000 in ten equal monthly payments of $7,000 each, which is to be payble upon the 15th of each month, commencing on November 15, 2001. D'Angelo may pay Mr. Garner one lump sum of $60,000 at any time prior to January 15, 2002, in which case the obligated payments shall be deemed to be paid in full.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at January 10, 2002 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, and (ii) all directors and executive officers of the Company as a group, prior to and upon conversion of Exchangeable Shares. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

Beneficial Holdings of Owners of 5% or more the Company's common stock:

Title of    Name/Address                     Shares
Class       of Owner                         Beneficially    Percentage
                                             Owned           Ownership

Common      Chapman & Flanagan, Ltd., In        701,257        7.68%
            Trust (1)
            777 N. Rainbow Blvd., Suite 390
            Las Vegas, NV 89107

Common      Penguin Petroleum                 1,600,000       17.52%
            4 Barristers Court
            Thornhill, Ontario L3T 5X3

Common      Total ownership of owners of      2,301,257       25.20%
            5% or more

(1) Please note that the shares held in Escrow by Chapman & Flanagan, Ltd., In Trust do not have any voting rights until they are exhanged by the shareholders of Playandwin Canada, Inc. pursuant to the terms of the Escrow Agreement in relation to the spin-off of Playandwin Canada, Inc.

Beneficial Holdings of Officer and Directors:

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned

Common      Frank D'Angelo                     0            0
            265 Forest Hill Road
            Toronto, Ontario
            M5P2N3

Common      Giuseppe D'Angelo                  0            0
            265 Forest Hill Road
            Toronto, Ontario
            M5P2N3
                                               0            0
Common      T. Hurdman
            35 Auto Mall Drive
            Scarborough, Ontario
            M1B 5N5
Common                                         0            0
            Patricia Domi
            265 Forest Hill Road
            Toronto Ontario
            M5P 2N3

Common      Stewart Garner                     0              0
            7050 Weston Rd.
            Vaughn, Ontario
            L4L 8G7

Common      Total ownership of                 0            0
            officers and directors

Beneficial Holdings of Owners of 5% or more the Company's common stock (upon conversion of Exchangeable Shares):

(NOTE: These shares are approximated on a pro rata basis pursuant to their holdings in D'Angelo Brands Ltd.)

Title of    Name/Address             Shares         Percentage
Class       of Owner                 Beneficially   Ownership
                                     Owned

Common      Frank D'Angelo               5,959,772       13.17%
            265 Forest Hill Road
            Toronto, Ontario
            M5P2N3

Common      Giuseppe D'Angelo           18,659,568       41.24%
            265 Forest Hill Road
            Toronto, Ontario
            M5P2N3

Common      Almond Resources (1)         1,579,339        3.49%
            Cable Beach Courte #1
            West Bay Street
            P.O. Box CB-11728
            Nassau, Bahamas

Common      Fidra Holdings Ltd. (1)      1,787,931        3.95%
            Cable Beach Court #1
            West Bay Street
            P.O. Box CB-11278
            Nassau, Bahamas

Common      Select Investments Ltd.(1)   1,728,334        3.82%
            Cable Beach Court #1
            West Bay Street
            P.O. Box CB-11278
            Nassau, Bahamas

Common      Total ownership of          29,714,944       65.68%
            owners of 5% or more

(1) Mr. Ian Brown is the principle shareholder of Almond Resources Ltd., Fidra Holdings Ltd., and Select Investments Ltd. Therefore, Mr. Brown will be deemed the beneficial owner of an aggregated total of approximately 5,095,604 shares, or 11.26% of the issued and outstanding shares of the common stock, upon conversion of the Exchangeable Shares.

Beneficial Holdings of Officer and Directors (upon conversion  of
Exchangeable Shares):

Title of    Name/Address             Shares          Percentage
Class       of Owner                 Beneficially    Ownership
                                     Owned

Common      Frank D'Angelo             5,959,772       13.17%
            265 Forest Hill Road
            Toronto, Ontario
            M5P 2N3

Common      Giuseppe D'Angelo         18,659,568       41.24%
            265 Forest Hill Road
            Toronto, Ontario
            M5P 2N3

Common      T. Hurdman (1)               297,989        0.66%
            35 Auto Mall Drive
            Scarborough, Ontario
            M1B 5N5

Common      Patricia Domi                      0            0
            265 Forest Hill Road
            Toronto Ontario
            M5P 2N3

Common      Stewart Garner               110,500        0.24%
            7050 Weston Rd.
            Vaughn, Ontario
            L4L 8G7

Common      Total ownership of        24,917,329       55.07%
            officers and directors

Note 1: Hurdman Enterprises Ltd. will be the beneficial owner of approximately 297,989 shares upon conversion of the Exchangeable Shares. Muriel J. Hurdman will be the beneficial owner of approximately 59,598 shares upon conversion of the Exchangeable Shares. Mr. T. Lynton Hurdman is the principle shareholder of Hurdman Enterprises Ltd. and the husband of Muriel J. Hurdman. Therefore, Mr. Hurdman will be deemed the beneficial owner of an aggregate of approximately 357,587 shares, or 0.79%, of the issued and outstanding shares of common stock upon conversion of the Exchangeable Shares. Mr. Hurdman is a director of D'Angelo.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Acquisition

On November 15, 2001, D'Angelo incorporated a wholly-owned subsidiary named D'Angelo Acquisitions Inc., an Ontario corporation, which entered into a Share Exchange Agreement with D'Angelo Brands Ltd., an Ontario corporation. Pursuant to a Share Exchange Agreement (the "Agreement"), dated November 14, 2001, D'Angelo Brands, Inc., a Nevada corporation (the "Company"), acquired 100% of the outstanding shares of common stock ("Common Stock") of D'Angelo Brands Ltd., for a total of 36,000,000 Exchangeable Shares. The Exchangeable Shares to be issued by the Purchaser pursuant to this Agreement shall be subject to the following terms:

(a)  each  Exchangeable  Share  may  be  exchanged  for  one  (1)
     D'Angelo Share at any time at the request of its holder at any time during the period ending on and including the day of the fifth anniversary of the Closing Date;

(b)  each  Exchangeable  Share  may  be  exchanged  for  one  (1)
     D'Angelo Share at the request of the Purchaser:

     (i) on the occurrence of a take over bid for all of the issued and outstanding shares of D'Angelo; or

     (ii) after the fifth anniversary of the Closing Date;

(d) in case D'Angelo shall: (i) subdivide its outstanding common shares into a greater number of shares: (ii) consolidate its outstanding common shares into a smaller number of shares:
     (iii) issue common shares of D'Angelo to the holders of its outstanding common shares by way of stock dividend then the number of D'Angelo Shares into which the Exchangeable Shares may be converted on the effective date of such subdivision or consolidation or on the record date for such stock dividend, as the case may be, shall, in the case of the events referred to in (i) and (iii) above, be decreased in proportion to the total number of outstanding common shares of D'Angelo resulting from such subdivision or issue, or shall, in the case of the event referred to in (ii) above, be increased in proportion to the total number of outstanding common shares of D'Angelo resulting from such consolidation; and

(e) the adjustments provided for in subsection (d) above are cumulative and shall apply to successive dividends, distributions, subdivisions, consolidations, issues or other events resulting in any adjustment under the provisions of said subsection;

(f) all of the foregoing rights, privileges and conditions and the exercise or fulfillment thereof shall be subject to the relevant securities laws.

Assignment of Licenses & Spin-Off

In connection with the share exchange, D'Angelo will assign to its wholly-owned Ontario subsidiary, Playandwin Canada Inc. ("Playandwin-Canada") all of its licenses and rights to the racing wager game known as "RACINGO". D'Angelo will also distribute all of its common shares of Playandwin-Canada to shareholders of record of D'Angelo prior to the closing of the share exchange with D'Angelo Brands as a stock dividend on the basis of one share of Playandwin-Canada for every one share of D'Angelo held. As a result, Playandwin-Canada will carry on D'Angelo's RACINGO business, while D'Angelo will concentrate on the D'Angelo Brands' business.

Stock   dividends  were  payable  November  20,   2001   to   all
shareholders of record at close of business October 29, 2001.

There are currently 701,257 Class B Special Shares of Playandwin-Canada issued and outstanding. Each of these Class B D'Angelo-
Canada shares may be exchanged for one (1) common share of D'Angelo. The Class B Playandwin-Canada shares were issued in 1999 on the acquisition of Lynx Gaming Corp. and P.E.S.T. Creative Gaming Corporation by D'Angelo-Canada. These shares have not been exchanged yet. In order to honor its commitment to the holders of the Class B Playandwin-Canada shares without obliging the proposed new management of D'Angelo to concern itself with the same, D'Angelo will issue a sufficient number of D'Angelo common shares to a trustee for benefit of the holders of the Class B Playandwin-Canada shares. The trustee will hold the D'Angelo common shares in trust until all conditions for the exchange of the Class B Playandwin-Canada shares have been satisfied.

ITEM 5.   OTHER INFORMATION

On  November  19,  2001, Playandwin, Inc.  changed  its  name  to
D'Angelo Brands Inc.

Pursuant to the Share Exchange between the Company and D'Angelo Brands Ltd. (Canada), the historical financial history of the Company is that of D'Angelo Brands Ltd. (Canada), therefore, the Company has adopted the fiscal year end of D'Angelo Brands Ltd. of April 30.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     a) The Audited Financial Statements as of the end of most recent fiscal year and the interim period for D'Angelo
          Brands Ltd.
                      D'ANGELO BRANDS LTD.

                      FINANCIAL STATEMENTS

                    YEAR ENDED APRIL 30, 2001






                            CONTENTS

Auditors' Report                                                1

Balance Sheet                                                   2

Statement of Operations                                         3

Statement of Cash Flows                                         4

Notes to Financial Statements                               5 - 8











                        AUDITORS' REPORT


To the Shareholders of
D'Angelo Brands Ltd.


     We have audited the accompanying balance sheet of D'Angelo Brands Ltd. as at April 30, 2001 and 2000 and the related statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, these financial statements referred to above present fairly, in all material respects, the financial position of D'Angelo Brands Ltd. as at April 30, 2001 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.




                               " Solursh Feldman & Partners LLP"




Toronto, Canada                CHARTERED ACCOUNTANTS
September 24, 2001
                      D'ANGELO BRANDS LTD.

   (Incorporated under the Ontario Business Corporations Act)

                          Balance Sheet

                         April 30, 2001

                                             2001          2000
                ASSETS
Current
Cash                                       $   11,881         $   -
Accounts receivable                            76,534        23,127
Inventories                                         -         3,093
Deposit on building                            64,160             -
                                         ------------    ----------
                                              152,575        26,220
Capital (note 5)                               40,902             -
Deferred Financing Charges  (note 6)           55,545             -
                                         ------------    ----------
                                          $   249,022    $   26,220
                                         ============    ==========
             LIABILITIES
Current
Bank indebtedness (note 7)                      $   -     $   2,550
Accounts payable and accrued charges          243,855       200,614
Loans payable (note 8)                              -       328,229
Advances - shareholders (note 9)                3,780        25,142
                                         ------------    ----------
                                              247,635       556,535
                                         ============    ==========
         STOCKHOLDERS' EQUITY
Capital Stock (note 10)                       951,784            68
Deficit                                     (984,859)     (529,917)
                                         ------------    ----------
                                             (33,075)     (529,849)
Accumulated Other Comprehensive Loss           34,462         (466)
                                         ------------    ----------
                                                1,387     (530,315)
                                         ------------    ----------
                                          $   249,022    $   26,220
                                         ============    ==========


APPROVED ON BEHALF OF THE BOARD



          Director                          Director
                      D'ANGELO BRANDS LTD.

                     Statement of Operations

                    Year Ended April 30, 2001

                                             2001             2000
Sales                                           $   140,950     $   668,366
Cost of Sales                                        62,018         612,003
                                               ------------     -----------
Gross Profit                                         78,932          56,363
Commission Income                                   298,408         279,403
                                               ------------     -----------
                                                    377,340         335,766
                                               ------------     -----------
Expenses
Selling                                             211,594         484,225
General and administrative                          280,057         262,096
                                               ------------     -----------
                                                    491,651         746,321
                                               ------------     -----------
Loss Before the Undernoted                        (114,311)       (410,555)
                                               ------------     -----------
Write down of prepaid expenses and
advertising production costs                        320,800               -
Interest                                              6,020         119,362
Amortization                                         13,811               -
                                               ------------     -----------
                                                    340,631         119,362
                                               ------------     -----------
Net Loss                                          (454,942)       (529,917)
Deficit - beginning of year                       (529,917)               -
                                               ------------     -----------
Deficit - end of year                         $   (984,859)     $ (529,917)
                                               ============     ===========

                      D'ANGELO BRANDS LTD.

                     Statement of Cash Flows

                    Year Ended April 30, 2001

                                             2001
Cash Flows from Operating Activities
Net loss                                 $  (454,942)
Amortization                                   13,811
                                         ------------
                                            (441,131)
Changes in non-cash working capital
Accounts receivable                          (53,407)
Inventories                                     3,093

Accounts payable and accrued charges           43,241
                                         ------------
                                            (448,204)
                                         ------------
Cash Flows from Investing Activities
Additions to capital assets                  (54,713)

Deposit on building                          (64,160)

Deferred financing charges                   (55,545)
                                         ------------
                                            (174,418)
                                         ------------
Cash Flows from Financing Activities
Loans payable                               (328,229)
Advances - shareholders                      (21,362)
Issurance of capital stock                    951,716
                                         ------------
                                              602,125

Effect of Foreign Currency Exchange            34,928
Rates

Net Increase in Cash                           14,431
Cash - beginning of  year                     (2,550)

Cash - end of year                         $   11,881


                      D'ANGELO BRANDS LTD.

                  Notes to Financial Statements

                         April 30, 2001

1. Going Concern Assumption

   The financial statements are prepared in accordance with generally accepted in the United States of America accounting principles with the assumption that the corporation will be able to realize its assets and discharge its liabilities in the normal course of business as a going concern.

   The corporation sustained material losses in the prior year and has a working capital deficiency. Management expects that the corporation will become profitable in the current fiscal year. Management has entered into negotiations to provide working capital through a public offering. The corporations continued existence as a going concern is dependant upon its ability to attain and maintain profitable operations and to complete the public offering.


2. Summary of Significant Accounting Policies

   The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. A summary of significant accounting policies is set out below:

   a) Capital assets and amortization

      Capital assets are stated at cost or net replacement amount. Amortization, based on the estimated useful lives of the assets, is provided using the undernoted annual rates and methods:

           Trucks                 30%         Declining balance

   b) Inventory

      Inventories are valued at the lower of cost (first-in, first-out busis) or market.

   c) Deferred financing charges

      Deferred   financing   charges   are   amortized    on    a
      straight-line basis over five years.

   d) Use of Estimates

      In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

                      D'ANGELO BRANDS LTD.

                  Notes to Financial Statements

                         April 30, 2001


2. Summary of Significant Accounting Policies - continued

   e) Foreign Currency Translation

      The translation of the Financial Statements from Canadian dollars into United States dollars is performed for the convenience of the reader. Balance Sheet accounts are translated using closing exchange rates in effect at the Balance Sheet date and income and expense accounts are translated using an average exchange rate prevailing during each reporting period. No representation is made that the Canadian dollar amounts could have been, or could be, converted into United States dollars at the rates on the respective dates and or at any other certain rates. Adjustments resulting from the trnslation are included in the cumulative translation adjustments in shareholders' equity.


3. Nature of Business

   The  company  is  engaged in the wholesale  and  brokerage  of consumer  groceries.  The company was incorporated  under  the
   Ontario  Business  Corporations  Act  on  May  15,  1998   and
   commenced operations on May 1, 1999.


4. Prepaid Advertising Production Costs

   The company acquired finished commericals exclusively produced for D'Angelo Brands from a shareholder for a $211,728 promissory note as described in note 11. These costs will be amortized over three years commencing with the first broadcast of these commercials.


5. Capital Assets

                                          Accumulated
                            Cost          Amortization
   Trucks                  $  48,120      $   7,218
   Net carrying amount                    $  40,902
                                          =========


6. Deferred Financing Charges

                                             Accumulated
                              Cost           Amortization
   Financing charges          $   61,717       $   6,172
   Net carrying amount                         $  55,545
                                               =========


7. Bank Indebtedness

   Bank indebtedness bears interest at prime plus 2% and is secured by a general security agreement over all the assets of the company.



                      D'ANGELO BRANDS LTD.

                  Notes to Financial Statements

                         April 30, 2001

8. Loans Payable

                                                2001        2000

     Accounts receivable loan with Reservoir       $   -     $   92,188
     Capital Corporation of Canada Inc. bears
     interest at prime + 6% plus a facility fee
     of 1% and is secured by current accounts
     receivable and a general security
     agreement. Accounts not collected before
     90 days are to be repurchased by the
     company.

     Inventory loan with Reservoir Capital             -         38,889
     Corporation of Canada Inc. bears interest
     at prime + 6%, is secured by inventory and
     a general security agreement and is
     repayable the first day of each month, as
     cash proceeds from sale of inventory
     become available, or on demand.

     Purchase order loan with Reservoir Capital        -        175,240
     Corporation of Canada Inc. bears interest
     at prime + 6%, is secured by inventory and
     a general security agreement and is
     repayable 45 days after such purchase
     order loans are made available.

     Demand Promissory Note with The Lifeboat          -         21,912
     Company LLC bears interest at 24%, is
     secured by a general security agreement
     and matured on May 30, 1999
                                                 ----------    ---------

                                                   $   -       $ 328,229
                                                 ==========    =========


   As per an agreement dated February 27, 2001, these loans were assumed by a shareholder related to the controlling shareholder in return for a promissory note totaling $338,747. The shareholder provided promissory notes and pledged shares as security for the indebtedness.


9. Advances from Shareholder

   These advances are non-interest bearing and have no specified terms of repayment.


10.     Capital Stock

    Authorized
             Unlimited common shares
                                          2001            2000
    Issued
    50,975,000 common shares
     (April 30, 2000 - 100)                   $ 951,784           $   68
                                             ==========        =========


   During the year 50,974,900 common shares were issued for $958,136 net of issued costs of issuance of $6,416.
                      D'ANGELO BRANDS LTD.

                  Notes to Financial Statements

                         April 30, 2001

11.     Related Party Transactions

   The company has entered into a 25 year Royalty Agreement for the use of intellectual property (i.e. trademarks, etc.), held by a related company under common control, which requires the company to pay 3% of gross revenues from sales of all products. The company is obligated to pay a minimum of $192,360 to a maximum of $513,280 in royalties during each calendar year. This agreement commences December 1, 2001. During the year the company was allowed to use the intellectual property at no cost.

   The  company  purchased printing plates  included  in  prepaid expense  and production advertising materials as described  in
   note,   from   a   shareholder  related  to  the   controlling
   shareholder in return for a $320,800 promissory note.


12.     Commitments and Significant Contract

   The company is committed to a 25 year royalty agreement with a related company for the use of the intellectual property as described in note 11.

   The company entered into a Purchase and Sale Agreement with Reagents Canada Ltd. on December 4, 2000 to purchase a building located at 14 Brewster Road, Brampton, for $2,021,040. The closing date of the agreement is June 29, 2001.


13.     Contingent Gain

   A claim was issued in the Ontario Superior Court of Justice on August 7, 2001 on behalf of D'Angelo brands Ltd. v. Les Aliments Lexus Foods Inc. The claim is for outstanding commissions of $178,365 plus $320,000 in general damages for breach of contract.

   It is the opinion of Management and Legal Counsel that it is likely that the company will succeed on its claim for commissions and has a good case for the damages for breach of contract. No provision has been made in these financial statements in respect of this claim.


14.     Subsequent Events

   The company has entered into an agreement with PlayandWin Inc. and its wholly-owned Ontario subsidiary D'Angelo Aquisitions Inc. Pursuant to the agreement, D'Angelo Aquisitions Inc. will acquire all of the issued and outstanding shares of D'Angelo Brands Ltd. in exchange for 36,000,000 class "B" special shares of D'Angelo Aquisition Inc. Each class "B" special share may be exchanged for one common share of PlayandWin Inc. at the option of the holder.



                      D'ANGELO BRANDS LTD.

   (Incorporated under the Ontario Business Corporations Act)

                      Interim Balance Sheet

                        October 31, 2001

                                        Oct. 31         Oct. 31
                                        2001            2000
                ASSETS
Current
Cash                                       $   19,394             $   -
Accounts receivable                           131,017           151,118
Inventories                                    33,577                 -
Loan receivable                               795,626                 -
                                         ------------      ------------
                                              979,614           151,118
Capital (note 4)                            2,109,809                 -
Deferred Financing Charges  (note 5)           48,981                 -
                                         ------------      ------------
                                          $ 3,138,404       $   151,118
                                         ============      ============
             LIABILITIES
Current
Bank indebtedness (note 6)                      $   -         $   7,005
Accounts payable and accrued charges          339,435           299,087
Loans payable (note 7)                              -           338,405
Advances - shareholders (note 8)               56,821            92,218
                                         ------------      ------------
                                              396,256           736,715
                                         ------------      ------------

Mortgages Payable		            2,017,705


         STOCKHOLDERS' EQUITY
Capital Stock (note 9)                      1,747,410                65
Deficit                                   (1,063,614)         (555,420)
                                         ------------      ------------
                                              683,796         (555,355)
Accumulated Other Comprehensive Loss           40,647          (23,242)
                                         ------------      ------------
                                              724,443         (578,597)
                                         ------------      ------------
                                        $   3,138,404       $   158,118
                                         ============      ============




                      D'ANGELO BRANDS LTD.

                 Interim Statement of Operations

           For the Three Months Ended October 31, 2001

                                   Oct. 31          Oct. 31
                                   2001             2000

Sales                                 $   224,927       $   75,182
Cost of Sales                             178,456           29,239
                                    -------------      -----------
Gross Profit                               46,471         45,943
Commission Income                               -          112,325
                                    -------------      -----------
                                           46,471          158,268
                                    =============      ===========
Expenses
Selling                                    50,454          103,293
General and administrative                 31,042           53,816
Financial                                       -           16,462
                                    -------------      -----------
                                           81,496          173,571
                                    -------------      -----------
Loss Before the Undernoted               (35,025)         (15,303)
                                    -------------      -----------
Interest                                      719                -
Amortization                               11,509                -
                                    -------------      -----------
                                           12,228                -
                                    -------------      -----------
Net Loss                                 (47,253)         (15,303)
Deficit - beginning of period         (1,016,361)        (540,117)
                                    -------------      -----------
Deficit - end of period             $ (1,063,614)      $ (555,420)
                                    =============      ===========




                      D'ANGELO BRANDS LTD.

                 Interim Statement of Operations

            For the Six Months Ended October 31, 2001

                                              Oct. 31     Oct. 31
                                                2001      2000

Sales                                       $  374,879       $  125,304
Cost of Sales                                  297,427           48,731
                                           -----------       ----------
Gross Profit                                    77,452           76,573
Commission Income                                    -          187,208
                                           -----------       ----------
                                                77,452          263,781

Expenses
Selling                                         84,090          172,155
General and administrative                      51,737           89,693
Financial                                                        27,436
                                           -----------       ----------
                                               135,827          289,284
                                           -----------       ----------
Loss Before Undernoted                       ( 58,375)
Write down of Prepaid Expenses and
Advertising
Production costs                                     -
Interest                                         1,198
Amortization                                    19,182
                                           -----------       ----------
                                                20,380
                                           -----------       ----------
Net Loss                                      (78,755)         (25,503)

Deficit - beginning of year                  (984,859)
Deficit - beginning of period                                 (529,917)
                                           -----------       ----------
Deficit - end of year                     $(1,063,614)
Deficit - end of period                                     $ (555,420)
                                           ===========       ==========




                      D'ANGELO BRANDS LTD.

                 Interim Statement of Cash Flows

           For the Three Months Ended October 31, 2001

                                          Oct. 31           Oct. 31
                                          2001              2000
Cash Flows from Operating Activities
Net loss                                       $ (47,253)        $ (15,303)
Amortization                                       11,509                 -
                                             ------------      ------------
                                                 (35,744)          (15,303)
Changes in non-cash working capital          ------------      ------------
Accounts receivable                              (54,483)         (127,991)
Inventories                                      (33,577)             3,093
Accounts payable and accrued charges               95,580            98,473
                                             ------------      ------------
                                                 (28,224)          (41,728)
                                             ------------      ------------
Cash Flows from Investing Activities
Loan receivable                                 (795,626)                 -
Purchase of capital assets                    (2,088,089)                 -
Deferred finance charges                            6,564                 -
                                             ------------      ------------
                                              (2,812,991)                 -
                                             ------------      ------------
Cash Flows from Financing Activities
Loans payable                                   2,017,705            10,176
Advances - shareholders                            53,041            67,076
Issurance of capital stock                        795,626                 -
                                             ------------      ------------
                                                2,866,372            77,252
                                             ------------      ------------
Effect of Foreign Currency Exchange Rates           6,185          (22,776)
                                             ------------      ------------
Net Increase in Cash                               31,342            12,748
Cash - beginning of  period                      (11,948)          (19,753)
                                             ------------      ------------
Cash - end of period                           $   19,394       $   (7,005)
                                             ============      ============




                      D'ANGELO BRANDS LTD.

                 Interim Statement of Cash Flows

            For the Six Months Ended October 31, 2001


                                        Oct. 31       Oct. 31
                                        2001          2000
Cash Flows from Operating Activities
Net Loss                                   (78,755)        (25,503)
Adjustment for:
 Amortization                                19,182              --
                                         ----------      ----------
                                                           (59,573)
Changes in non-cash working capital
 Accounts receivable                       (54,483)       (127,991)
 Inventories                               (33,577)           3,093
 Accounts payable and accrued charges        95,580          98,473
                                         ----------      ----------
                                           (52,053)        (51,928)
                                         ----------      ----------
Cash Flows from Investing Activities
 Loan Receivable                          (795,626)
 Purchase of Capital Assets             (2,088,089)
 Deferred Finance Charges                     6,564
 Deposit on building                         64,160
                                         ----------      ----------
                                        (2,812,991)
                                         ----------      ----------
Cash Flows from Financing Activities
  Loans Payable                           2,017,705          10,176
 Advances - shareholders                     53,041          67,076
 Issuance of Capital Stock                                  795,626
                                         ----------      ----------
                                          2,866,372          77,252
                                         ----------      ----------
Effect of Foreign Currency Exchange           6,815           (466)
Rates
                                         ----------      ----------
Net Increase in Cash                          7,513          24,858
Cash - beginning of period                   11,881       (31,863)_
                                         ----------      ----------
Cash - end of period                         19,394         (7,005)
                                         ----------      ----------


                      D'ANGELO BRANDS LTD.

                  Notes to Financial Statements

                        October 31, 2001

1. Going Concern Assumption

   The financial statements are prepared in accordance with generally accepted in the United States of America accounting principles with the assumption that the corporation will be able to realize its assets and discharge its liabilities in the normal course of business as a going concern.

   The corporation sustained material losses in the prior year and has a working capital deficiency. Management expects that the corporation will become profitable in the current fiscal year. Management has entered into negotiations to provide working capital through a public offering. The corporations continued existence as a going concern is dependant upon its ability to attain and maintain profitable operations and to complete the public offering.


2. Summary of Significant Accounting Policies

   The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America. A summary of significant accounting policies is set out below:

   a) Capital assets and amortization

      Capital assets are stated at cost or net replacement amount. Amortization, based on the estimated useful lives of the assets, is provided using the undernoted annual rates and methods:

           Building                4%         Declining balance
           Trucks                 30%         Declining balance

   b) Inventory

      Inventories are valued at the lower of cost (first-in, first-out busis) or market.

   c) Deferred financing charges

      Deferred   financing   charges   are   amortized    on    a
      straight-line basis over five years.

   d) Use of Estimates

      In preparing the company's financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.
                      D'ANGELO BRANDS LTD.

                  Notes to Financial Statements

                        October 31, 2001


2. Summary of Significant Accounting Policies - continued

   e) Foreign Currency Translation

      The translation of the Financial Statements from Canadian dollars into United States dollars is performed for the convenience of the reader. Balance Sheet accounts are translated using closing exchange rates in effect at the Balance Sheet date and income and expense accounts are translated using an average exchange rate prevailing during each reporting period. No representation is made that the Canadian dollar amounts could have been, or could be, converted into United States dollars at the rates on the respective dates and or at any other certain rates. Adjustments resulting from the translation are included in the cumulative translation adjustments in shareholders' equity.


3. Nature of Business

   The  company  is  engaged in the wholesale  and  brokerage  of consumer  groceries.  The company was incorporated  under  the
   Ontario  Business  Corporations  Act  on  May  15,  1998   and
   commenced operations on May 1, 1999.


4. Capital Assets
                                               Accumulated
                           Cost                Amortization
   Land and building          $   2,068,907               $   -
   Trucks                        $   48,120           $   7,218
                             ==============         ===========
   Net carrying amount                              $ 2,109,809
                                                    ===========


5. Deferred Financing Charges
                                              Accumulated
                              Cost            Amortization
   Financing charges           $   61,717            $   12,736
                               ==========            ==========
   Net carrying amount                               $   48,981
                                                     ==========


6. Bank Indebtedness

   Bank indebtedness bears interest at prime plus 2% and is secured by a general security agreement over all the assets of the company.
                      D'ANGELO BRANDS LTD.

                  Notes to Financial Statements

                        October 31, 2001




7. Loans Payable
                                      2001            2000
  Accounts receivable loan with              $   -        $   94,256
  Reservoir Capital Corporation of
  Canada Inc. bears interest at
  prime + 6% plus a facility fee of
  1% and is secured by current
  accounts receivable and a general
  security agreement. Accounts not
  collected before 90 days are to be
  repurchased by the company.

  Inventory loan with Reservoir                  -            39,989
  Capital Corporation of Canada Inc.
  bears interest at prime + 6%, is
  secured by inventory and a general
  security agreement and is
  repayable the first day of each
  month, as cash proceeds from sale
  of inventory become available, or
  on demand.

  Purchase order loan with Reservoir             -           179,756
  Capital Corporation of Canada Inc.
  bears interest at prime + 6%, is
  secured by inventory and a general
  security agreement and is
  repayable 45 days after such
  purchase order loans are made
  available.

  Demand Promissory Note with The                -            24,404
  Lifeboat Company LLC bears
  interest at 24%, is secured by a
  general security agreement and
  matured on May 30, 1999
                                       -----------        ----------
                                             $   -       $   338,405
                                       ===========        ==========


   As per an agreement dated February 27, 2001, these loans were assumed by a shareholder related to the controlling shareholder in return for a promissory note totalling $338,747. The shareholder provided promissory notes and pledged shares as security for the indebtedness.


8. Advances from Shareholder

   These advances are non-interest bearing and have no specified terms of repayment.


9. Capital Stock

    Authorized
             Unlimited common shares
                            2001           2000
  Issued
  60,405,000 common shares
   (October 31, 2000 -        $  951,784            $  65
  100)
                            ============       ==========



                      D'ANGELO BRANDS LTD.

                  Notes to Financial Statements

                        October 31, 2001




10.     Related Party Transactions

   The company has entered into a 25 year Royalty Agreement for the use of intellectual property (i.e. trademarks, etc.), held by a related company under common control, which requires the company to pay 3% of gross revenues from sales of all products. The company is obligated to pay a minimum of $192,360 to a maximum of $513,280 in royalties during each calendar year. This agreement commences December 1, 2001. During the year the company was allowed to use the intellectual property at no cost.

   The  company  purchased printing plates  included  in  prepaid expense  and production advertising materials as described  in
   note   ,   from  a  shareholder  related  to  the  controlling
   shareholder in return for a $320,800 promissory note.


11.     Commitments and Significant Contract

   The company is committed to a 25 year royalty agreement with a related company for the use of the intellectual property as described in note 10.

   The company entered into a Purchase and Sale Agreement with Reagents Canada Ltd. on December 4, 2000 to purchase a building located at 14 Brewster Road, Brampton, for $2,021,040. The closing date of the agreement is June 29, 2001.


12.     Contingent Gain

   A claim was issued in the Ontario Superior Court of Justice on August 7, 2001 on behalf of D'Angelo brands Ltd. v. Les Aliments Lexus Foods Inc. The claim is for outstanding commissions of $178,365 plus $320,000 in general damages for breach of contract.

   It is the opinion of Management and Legal Counsel that it is likely that the company will succeed on its claim for commissions and has a good case for the damages for breach of contract. No provision has been made in these financial statements in respect of this claim.


13.     Subsequent Events

   The company has entered into an agreement with PlayandWin Inc. and its wholly-owned Ontario subsidiary D'Angelo Aquisitions Inc. Pursuant to the agreement, D'Angelo Aquisitions Inc. will acquire all of the issued and outstanding shares of D'Angelo Brands Ltd. in exchange for 36,000,000 class "B" special shares of D'Angelo Aquisition Inc. Each class "B" special share may be exchanged for one common share of PlayandWin Inc. at the option of the holder.

     b) Prior to the acquisition of D'Angelo Brands, Ltd., D'Angelo had minimal assets and revenues during the fiscal year end. The pro-forma financial statements, which serve to state the results of the fiscal year end as if the two companies had combined operations, will not differ in any material way from the audited financial statements of D'Angelo Brands, Ltd. The Company will not, therefore, include separate pro-forma financial statements.

EXHIBITS

          2.1 Share Exchange Agreement (incorporated by reference to Exhibit 2.1 to the Company's
                    Current Report on Form 8-K filed with the Commission on January 15, 2002).

          3.1 Certificate of Amendment re Name Change (incorporated by reference to Exhibit 3.1 to the Company's Current Report on Form 8-K filed with the Commission on January 15,
                    2002).

          10.1 Assignment of Licenses to Playandwin Canada Inc. from Playandwin Inc. (incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the Commission on January 15, 2002).

          10.2 Settlement Agreement between Stewart Garner and Playandwin Inc. (incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed with the Commission on January 15, 2002).

          10.3 Declaration of Trust and Escrow Agreement (incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K filed with the Commission on January 15,
                    2002).

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           D'Angelo Brands, Inc.


                           By:  /s/ Frank D'Angelo
                              Frank D'Angelo, President

                           Date: February 26, 2002